[graphic]






                               Semi-Annual Report

                                  June 30, 2001







                                    [graphic]

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------
                                                             August 15, 2001

Dear Shareholder:

We welcome this opportunity to provide you with information about the Hyperion 2002 Term Trust, Inc. (the "Trust") for its semi-annual period ended June 30, 2001, and to present our outlook for the remainder of the Trust's fiscal year. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTB".

Description Of The Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these objectives by investing in a portfolio consisting primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or MBS rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.).

Market Environment

The Federal Reserve lowered the Federal Funds rate by 2.75% during the first six months of 2001--an unprecedented pace of easing during the Greenspan era. The quickness of adjustment reflects the Federal Reserve's perception that the risk of recession has been high. Interestingly, during this period of Federal Reserve easing, while yields on shorter maturity fixed income securities declined, yields on longer-maturity securities have increased. In the first half of 2001, the yield on the 2-year Treasury fell by 0.87%, while the yield on the 10-year Treasury increased by 0.28%. In past economic cycles, longer maturity yields have led turning points in monetary policy and economic growth. We believe that this will hold true again and, in spite of a dip in interest rates in late July, we feel the Federal Reserve may be near the end of this easing cycle.

Over the past few months, the equity markets have stabilized, corporate yield spreads have narrowed, and the yield curve has steepened. These market signals all support the notion that the Federal Reserve easing undertaken so far in 2001 represents the majority of the monetary policy stimulus needed to move the economy forward, especially with tax rebates arriving in American taxpayer mailboxes this summer.

Monetary and fiscal stimulus should combine to re-accelerate the economy by the Fourth Quarter of this year. As a result, we believe that the low points in intermediate-term and long-term interest rates are behind us, and that we will see higher interest rates by year-end.

Portfolio Strategy and Performance

The investment strategy for the Trust continues to be focused on preparing the portfolio for the Trust's scheduled termination in 2002, while still providing sufficient current yield to help meet the Trust's investment objectives. All securities in the Trust have fairly short maturities and excellent liquidity. Holdings of Mortgage-Backed Securities ("MBS") are concentrated in very stable Planned Amortization Class Collateralized Mortgage Obligations ("PAC CMOs"). Holdings of Asset-Backed Securities ("ABS") are primarily in high quality AAA rated credit card securities. Significant hedging positions are in place to reduce the risk to Net Asset Value ("NAV") at the Trust's scheduled termination in November 2002.

Mortgage-Backed Securities

With respect to the Trust's total assets, 63% are MBS. Within that allocation, approximately three-fourths are Agency MBS, and one-fourth is AAA rated non-Agency MBS. Of the 63% allocation to MBS, 55% of the Trust's total assets are in very stable PAC CMOs; the remaining 8% are in a mix of sequential-pay CMOs and MBS Pass-throughs.

The low interest rate environment of 2001 has brought about very fast prepayments in the mortgage market in general. The Trust's MBS, however, have fared well in this period, exhibiting relatively slow prepayments and maintaining a high degree of structural integrity.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------

We believe that there have been two keys to the strong performance of the Trust's MBS portfolio in 2001. First and foremost, we chose MBS backed by lower-coupon loan collateral. These are primarily low-rate loans that were originated during the last major refinancing wave in late 1998 and early 1999. In effect, these borrowers already refinanced into low rate loans a few years ago, so they have not been enticed to refinance by current mortgage rates.

The second key to the performance of the Trust's MBS has been the structural strength of its PAC CMOs. For these securities, excess prepayments on the underlying collateral are directed toward other "support" classes. In this way, PAC CMOs can retain their stable maturity, even if prepayments are fast.

We believe that this combination--low rate mortgage collateral and PAC CMO protection--gives the Trust very strong "belt and suspenders" protection against prepayment risk. However, no MBS is entirely without prepayment risk. Should interest rates fall further over the next several months and new 30- year mortgage rates drop below 6.50%, very fast prepayments could shorten the maturities of the Trust's MBS holdings, and cause unexpected excess cash to have to be invested at low yields.

Asset-Backed Securities

With respect to the Trust's total assets, 37% are in AAA rated ABS. Within this allocation, 29% of total assets are in credit card ABS, and 8% are in home equity ABS.

The credit card ABS in the portfolio have fairly short maturities, and the Trust's holdings have been restricted to the highest quality issuers. Credit card ABS have the advantage of a high degree of maturity certainty, with principal returned in a single "bullet" date. This cash flow structure is particularly appealing for the Trust, where all funds will be returned to investors on the termination date.

Home equity ABS are secured by second mortgages and home equity lines of credit. The Trust's holdings have short expected maturities and provide good current yield. We believe that the primary risk to this portion of the portfolio is for fast prepayments and early return of principal, although second mortgages do not typically prepay as fast as first mortgages in a major refinancing wave. It is likely that the portfolio's allocation to home equity ABS will be reduced over the next twelve months.

Leverage

The Trust continues to utilize leverage to enhance total return, although its use has steadily diminished over the past year. As of June 30, 2001, leverage represented 25% of net assets and 20% of total assets. This is down significantly from December 31, 2000, when leverage was 40% of net assets and 29% of total assets. We anticipate that the Trust's use of leverage will gradually be reduced over the next several months as the shorter assets in the portfolio mature.

Portfolio Activity

As noted above, portfolio activity in the first half of 2001 has been focused on preparing the portfolio for the Trust's scheduled termination. As interest rates fell in the First Quarter, we sold almost all of the Trust's remaining "longer" investments (with maturities in late 2003 and 2004). Leverage has been reduced through a combination of portfolio sales and cash flow runoff.

We have also opportunistically sold positions in home equity ABS and non- Agency MBS, as well as small "odd lot" Agency CMO positions. One of our overriding objectives is to concentrate the Trust's holdings in positions that are of the very highest quality and are the most liquid.

As of June 30, 2001, the Trust was being managed with an average duration of
1.35 years, as measured on a net assets basis. (Duration measures a bond portfolio's price sensitivity to changes in interest rates.) The duration of total assets as of June 30, 2001, was 1.27 years.

On December 5, 2000, the Board of Directors announced that certain actions were approved to place the Trust in a better position to achieve its objective of returning at least $10.00 per share (the Trust's initial offering price) to investors at the time of scheduled termination. One of those actions was to adopt a revised dividend policy that would result in substantial dividend reductions over the remaining life of the Trust. Consistent with that policy, on August 10, 2001, the Board of Directors declared a

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------

new monthly dividend of $0.001 per share. The prior monthly dividend was $0.008 per share. The change in dividend policy was made in planning for the Trust's scheduled termination on or about November 30, 2002.

Looking ahead, we will continue to work toward reducing the risks to NAV at the Trust's scheduled termination. We will also work to maintain relatively strong current yield in the portfolio; although we believe that the objective of reduced risk becomes increasingly more important as we approach the scheduled termination date.

The Trust's total return based on NAV for the six-month period ending June 30, 2001, was 4.13%. Total return is based upon the change in NAV of the Trust's shares, and includes reinvestment of dividends. Based on the NYSE closing price of $9.3500 on June 30, 2001, the yield on the Trust was 1.03%.

Conclusion

We appreciate the opportunity to serve your investment needs. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,


/s/ Andrew M. Carter

ANDREW M. CARTER
Director and Chairman of the Board,
Hyperion 2002 Term Trust, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.



/s/ Clifford E. Lai


CLIFFORD E. LAI
President,
Hyperion 2002 Term Trust, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor                                                        Principal
                                                      Interest                           Amount                   Value
                                                        Rate             Maturity        (000s)                  (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 56.3%

U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 54.6%

 Federal Home Loan Mortgage Corporation
   Series 2112, Class PB.....................           5.50%             11/15/16   $       12,000**  $                 12,071,280
   Series 2085, Class PA.....................           6.00              07/15/17           21,068**                    21,298,834
   Series 2113, Class PH.....................           6.00              08/15/14            8,500@                      8,606,675
   Series 2131, Class BK.....................           6.00              11/15/17           29,000                      29,372,070
   Series 2243, Class PB.....................           7.00              11/15/11           12,548                      12,858,061
                                                                                                       ----------------------------
                                                                                                                         84,206,920
                                                                                                       ----------------------------
 Federal National Mortgage Association
   Series 1993-136, Class SB.................           5.33+             07/25/23              399                         387,191
   Series 1998-45, Class PD..................           6.00              04/18/18           28,717@                     29,048,107
   Series 1999-33, Class PB..................           6.00              08/25/22           15,000@                     15,148,650
   Series 1999-49, Class PB..................           6.50              11/25/20           16,000**                    16,364,704
   Series 1999-64, Class MC..................           6.50              03/01/10            6,125**                     6,236,150
   Series 1993-214, Class SA.................           7.85+             12/25/28            7,747                       7,878,292
                                                                                                       ----------------------------
                                                                                                                         75,063,094
                                                                                                       ----------------------------
Total U.S. Government Agency Collateralized Mortgage
Obligations
     (Cost - $156,030,154) ..................                                                                           159,270,014
                                                                                                       ----------------------------
U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES - 1.7%
 Federal National Mortgage Association
     (Cost - $5,060,111) ....................           9.00              08/01/14            4,893#                      5,161,319
                                                                                                       ----------------------------
Total U.S. Government & Agency Obligations
     (Cost - $161,090,265) ..................                                                                           164,431,333
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 46.0%
HOUSING RELATED ASSET-BACKED SECURITIES - 10.2%
 Residential Funding Mortgage Securities II, Inc.
   Series 1999-HS2, Class AI3................           6.03              07/25/29           12,000                      12,118,968
   Series 1999-HI1, Class A3.................           6.31              08/25/13            7,685                       7,750,552
                                                                                                       ----------------------------
                                                                                                                         19,869,520
                                                                                                       ----------------------------
 Salomon Brothers Mortgage Securities VII
   Series 1998-NC3, Class A3.................           6.46              08/25/28            9,727                       9,842,187
                                                                                                       ----------------------------
Total Housing Related Asset-Backed Securities
     (Cost - $29,320,625) ...................                                                                            29,711,707
                                                                                                       ----------------------------
CREDIT CARD RELATED ASSET-BACKED SECURITIES - 35.4%
 Chase Credit Card Master Trust
   Series 1997-5, Class A....................           6.19              08/15/05           20,000                      20,469,800
 Chemical Master Credit Card Trust I
   Series 1995-3, Class A....................           6.23              04/15/05           19,813                      20,219,325
 Citibank Credit Card Master Trust I
   Series 1998-3, Class A....................           5.80              02/07/05           18,765                      19,094,832
 MBNA Master Credit Card Trust
   Series 1996-A, Class A....................           4.19+             07/15/05           13,000                      13,031,538
   Series 1995-J, Class A....................           4.21+             04/15/05           20,000                      20,046,540
                                                                                                       ----------------------------
                                                                                                                         33,078,078
                                                                                                       ----------------------------

-----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.

Portfolio of Investments--(Unaudited)                                                   Principal
June 30, 2001                                         Interest                           Amount                   Value
                                                        Rate             Maturity        (000s)                  (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (continued)
CREDIT CARD RELATED ASSET-BACKED SECURITIES (continued)
 Standard Credit Card
 Master Trust I
   Series 1993-2, Class A....................           5.95%             10/07/04   $       10,250    $                 10,457,727
                                                                                                       ----------------------------
Total Credit Card Related Asset-Backed Securities
     (Cost - $101,862,851) ..................                                                                           103,319,762
                                                                                                       ----------------------------
FRANCHISE SECURITIES - 0.4%
 FFCA Secured Lending Corp. Securities
   Series 1998-1, Class A1A*
     (Cost - $1,055,494) ....................           6.29              07/18/03            1,054                       1,066,503
                                                                                                       ----------------------------
Total Asset-Backed Securities
     (Cost - $132,238,970) ..................                                                                           134,097,972
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (REMICs) - 16.7%
 Chase Mortgage Finance Corp.
   Series 1999-S8, Class A1..................           6.35              07/25/29           15,495                      15,746,729
 Norwest Asset Securities Corp.
   Series 1999-16, Class A11.................           6.00              06/25/29           12,828                      12,864,945
 Residential Funding Mortgage Securities I, Inc.
   Series 1999-S13, Class A2.................           6.00              05/25/29           19,928                      19,989,976
                                                                                                       ----------------------------
Total Collateralized Mortgage Obligations
(REMICs)
     (Cost - $48,177,916) ...................                                                                            48,601,650
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES - 0.3%
Pennsylvania - 0.3%
 Pittsburgh Pennsylvania, Water & Sewer Authority
   Series A, Revenue Bonds, FGIC
     (Cost - $874,350) ......................           0.00(a)           09/01/03            1,000                         929,900
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS - 4.9%
Subordinated Collateralized Mortgage Obligations - 4.9%
 Countrywide Funding Corp.
   Series 1994-5, Class A3A
     (Cost - $14,201,782) ...................           6.50              03/25/09           14,143                      14,218,382
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.1%
Dated 6/29/01, with State Street Corp.; proceeds:
   $428,107; collateralized by $410,000 FNMA, 6.88%,
   due 9/15/10, value: $438,188
     (Cost - $428,000) ......................           3.00               7/02/01              428                         428,000
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments - 124.3%
     (Cost - $357,011,283) ..................                                                                           362,707,237
Liabilities in Excess of Other Assets -
 (24.3)%.....................................                                                                           (70,884,411)
                                                                                                       ----------------------------
NET ASSETS - 100.0%..........................                                                          $                291,822,826
                                                                                                       ============================
-----------------------------------------------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT
U.S. Government & Agency Obligations
U.S. Treasury Obligation
U.S. Treasury Bond
     (Proceeds - $42,791,016)                         15.75%              11/15/01   $       35,250    $                 36,803,186
                                                                                                       ============================
-----------------------------------------------------------------------------------------------------------------------------------


       * - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only resold in transactions exempt from registration, normally to qualified institutional buyers.

      ** - Securities held as collateral by counterparty for security borrowed (Note 2).

       # - Portion of security is held in a margin account as collateral for open financial futures contracts.

      (a)   -   Zero Coupon Bonds - Interest rate represents current yield to maturity.

      @ - Portion or entire principal amount delivered as collateral for reverse repurchase agreements (Note 5).

       +- Variable Rate Security - Inverse Floater: Interest Rate is in effect as of June 30, 2001.

    FGIC-   Insured by Financial Guaranty Insurance Company.

   FNMA -   Federal National Mortgage Association.

  REMIC -   Real Estate Mortgage Investment Conduit.
---------------
See notes to financial statements.

--------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Statement of Assets and Liabilities--(Unaudited)
June 30, 2001
--------------------------------------------------------------------------------------------------------

Assets:
Investments, at value (cost $357,011,283) (Note 2) ....................   $                 362,707,237
Cash ..................................................................                             952
Interest receivables ..................................................                       2,185,770
Prepaid expenses and other assets .....................................                         166,175
Variation margin receivable ...........................................                          17,688
                                                                           ----------------------------
    Total assets ......................................................                     365,077,822
                                                                           ----------------------------
Liabilities:
Securities sold short, at value (proceeds $42,791,016) ................                      36,803,186
Reverse repurchase agreements (Note 5) ................................                      35,124,000
Interest payable for short sale (Note 2) ..............................                         709,071
Investment advisory fee payable (Note 3) ..............................                         120,234
Administration fee payable (Note 3) ...................................                          36,672
Interest payable for reverse repurchase agreements ....................                          35,543
Accrued expenses and other liabilities ................................                         426,290
                                                                           ----------------------------
    Total Liabilities .................................................                      73,254,996
                                                                           ----------------------------
Net Assets (equivalent to $9.58 per share based on 30,446,839 shares
issued and outstanding) ...............................................   $                 291,822,826
                                                                           ============================
Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6) ...........................   $                     304,468
Additional paid-in capital (Note 6) ...................................                     293,732,045
Undistributed net investment income ...................................                      16,174,864
Accumulated net realized loss .........................................                    (30,295,124)
Net unrealized appreciation ...........................................                      11,906,573
                                                                           ----------------------------
Net assets applicable to capital stock outstanding ....................   $                 291,822,826
                                                                           ============================

---------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Statement of Operations--(Unaudited)

                                                                                 For the
                                                                            Six Months Ended
                                                                              June 30, 2001
-----------------------------------------------------------------------------------------------
Investment Income (Note 2):
 Interest .............................................................    $        11,043,653
                                                                           -------------------
Expenses:
 Investment advisory fee (Note 3) .....................................                713,073
 Administration fee (Note 3) ..........................................                214,528
 Insurance ............................................................                 51,896
 Directors' fees ......................................................                 50,237
 Custodian ............................................................                 47,789
 Reports to shareholders ..............................................                 27,919
 Legal ................................................................                 27,183
 Accounting and tax services ..........................................                 22,377
 Transfer agency ......................................................                 18,898
 Registration .........................................................                 15,370
 Miscellaneous ........................................................                 87,906
                                                                           -------------------
   Total operating expenses............................................              1,277,176
    Interest expense on reverse repurchase agreements (Note 5) ........              1,153,379
    Interest expense on securities sold short .........................              2,764,185
    Interest expense on swap contracts (Note 2) .......................                  9,349
                                                                           -------------------
   Total expenses......................................................              5,204,089
                                                                           -------------------
Net investment income .................................................              5,839,564
                                                                           -------------------
Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain on investment transactions ..........................                962,711
                                                                           -------------------
Net change in unrealized appreciation/depreciation on:
 Investments ..........................................................              3,748,762
 Short sales ..........................................................              1,432,066
 Swap contracts .......................................................               (336,127)
 Futures transactions .................................................                151,994
                                                                           -------------------
Net change in unrealized appreciation/depreciation on investments, short sales,
    swap contracts and futures transactions ...........................              4,996,695
                                                                           -------------------
Net realized and unrealized gain on investments, short sales, swap
    contracts and futures transactions ................................              5,959,406
                                                                           -------------------
Net increase in net assets resulting from operations ..................    $        11,798,970
                                                                           ===================

---------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Statement of Changes in Net Assets

                                                  For the
                                              Six Months Ended                    For the                        For the
                                               June 20, 2001                Seven Months Ended                  Year Ended
                                                (Unaudited)                  December 31, 2000                 May 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting
 from Operations:
 Net investment income .............    $                  5,839,564   $                  6,280,044    $                 12,839,250
 Net realized gain (loss) on
 investment transactions............                         962,711                     (2,253,939)                        626,417
 Net change in unrealized
 appreciation/depreciation on
    investments, short sales,
    swap contracts and futures
    transactions ...................                       4,996,695                     18,651,185                     (10,323,833)
                                        ----------------------------   ----------------------------    ----------------------------
 Net increase in net assets
    resulting from operations.......                      11,798,970                     22,677,290                       3,141,834
                                        ----------------------------   ----------------------------    ----------------------------
Distributions to Shareholders (Note 2):
 Net investment income .............                      (1,217,813)                    (6,595,903)                    (12,559,688)
                                        ----------------------------   ----------------------------    ----------------------------
    Total increase in net assets ...                      10,581,157                     16,081,387                      (9,417,854)

Net Assets:
 Beginning of period ...............                     281,241,669                    265,160,282                     274,578,136
                                        ----------------------------   ----------------------------    ----------------------------
 End of period (including
    undistributed net investment
    income of $16,112,400,
    $11,553,113 and $11,521,512,
    respectively)...................    $                291,822,826   $                281,241,669    $                265,160,282
                                        ============================   ============================    ============================

---------------

See notes to financial statements.

----------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Statement of Cash Flows--(Unaudited)

                                                                                 For the
                                                                             Six Months Ended
                                                                               June 30, 2001
----------------------------------------------------------------------------------------------
Increase (Decrease) in Cash:

Cash flows provided by operating activities:
 Interest received (excluding net amortization of $120,938) ......            $ 11,293,710
 Interest expense paid ...........................................              (4,419,049)
 Operating expenses paid .........................................              (1,325,854)
 Purchases and sales of short-term portfolio investments, net.....               1,673,000
 Purchases of long-term portfolio investments ....................             (10,513,568)
 Proceeds from dispositions of long-term portfolio
  investments, short sales and principal paydowns ................              46,156,061
 Net cash provided by futures transactions .......................                 144,805
                                                                              ------------
 Net cash provided by operating activities .......................              43,009,105
                                                                              ------------
Cash flows used for financing activities:
 Net cash used for reverse repurchase agreements .................             (40,929,750)
 Cash dividends paid .............................................              (2,079,024)
                                                                              ------------
 Net cash used for financing activities ..........................             (43,008,774)
                                                                              ------------
Net increase in cash .............................................                     331
Cash at beginning of period ......................................                     621
                                                                              ------------
Cash at end of period ............................................            $        952
                                                                              ============
Reconciliation of Net Increase
  in Net Assets Resulting from Operations to Net Cash
  Provided by Operating Activities:

Net increase in net assets resulting from operations .............            $ 11,798,970
                                                                              ------------
 Decrease in investments .........................................              36,625,714
 Increase in net unrealized depreciation on investments ..........              (4,996,695)
 Decrease in interest receivable .................................                 129,118
 Increase in prepaid expenses and other assets ...................                (164,759)
 Increase in variation margin receivable .........................                  (7,188)
 Decrease in other liabilities ...................................                (376,055)
                                                                              ------------
    Total adjustments ............................................              31,210,135
                                                                              ------------
Net cash provided by operating activities ........................            $ 43,009,105
                                                                              ============

---------------

See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Financial Highlights

                                  For the
                                    Six           For the
                                   Months         Seven
                                   Ended          Months
                                  June 30,         Ended                                  For the Year Ended May 31,
                                   2001           Dec. 31,   ----------------------------------------------------------------------
                                (Unaudited)        2000*        2000             1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
   of period..................  $      9.24    $      8.71    $      9.02    $      9.09    $      8.35   $     7.98   $      8.46
                                -----------    -----------    -----------    -----------    -----------   ----------   -----------
Net investment income.........         0.19           0.21           0.41           0.52           0.56         0.60          0.58
Net realized and unrealized
  gain (loss) on investments,
  short sales, swap contracts
  and futures transactions....          0.19           0.54          (0.31)         (0.13)          0.56         0.24         (0.54)
                                 -----------    -----------    -----------    -----------    -----------   ----------   -----------
Net increase in net asset
  value resulting from
  operations..................          0.38           0.75           0.10           0.39           1.12         0.84          0.04
Net effect of shares
  repurchased.................          0.00           0.00           0.00           0.01           0.09         0.05          0.01
Dividends from net
  investment income...........         (0.04)         (0.22)         (0.41)         (0.47)         (0.47)       (0.52)        (0.53)
                                  -----------    -----------    -----------    -----------    -----------   ----------   -----------
Net asset value, end
  of period...................    $      9.58    $      9.24    $      8.71    $      9.02    $      9.09   $     8.35   $      7.98
                                  ===========    ===========    ===========    ===========    ===========   ==========   ===========
Market price, end of
  period......................    $      9.35    $    8.8125    $      8.00    $     8.375    $     8.125   $     7.25   $     6.875
                                  ===========    ===========    ===========    ===========    ===========   ==========   ===========
Total Investment Return +.....          6.56%(1)      13.02%(1)       0.40%          9.04%         18.93%       13.28%         2.11%

Ratios to Average Net
  Assets/Supplementary
  Data:
Net assets, end of period
  (000's).....................    $   291,823    $   281,242    $   265,160    $   274,578    $   280,860   $  283,354   $   286,035
Operating expenses............          0.89%          0.90%          0.85%          0.81%          0.83%        0.86%         0.93%
Interest expenses.............          2.75%          4.03%          3.67%          2.31%          2.48%        2.47%         2.47%
Total expenses................          3.64%          4.93%          4.52%          3.12%          3.31%        3.33%         3.40%
Net investment income.........          4.05%          3.92%          4.76%          5.68%          6.09%        7.16%         6.89%
Portfolio turnover rate.......             3%(1)         30%(1)         67%            88%            83%          35%           64%

---------------

+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.

*   The Trust's fiscal year end was changed to December 31.

(1) Not annualized.

---------------

See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements--(Unaudited)
June 30, 2001
--------------------------------------------------------------------------------

1. The Trust

Hyperion 2002 Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2002 and thereafter to terminate. The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values MBS and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased: The Trust may purchase or write options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements--(Unaudited)
June 30, 2001
--------------------------------------------------------------------------------

In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market. There were no options outstanding as of June 30, 2001.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver to the broker-dealer through which it made the borrowing collateral for its obligation to deliver the security upon conclusion of the short sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received. For the period ended June 30, 2001 the Trust paid security borrowing fees totaling $139,390. Such amount is offset against interest income in the Statement of Operations.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge the portfolio against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid market. See
Note 7 for a summary of all open futures contracts as of June 30, 2001.

Swap agreements: The Trust may invest in swap agreements. The Trust may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. For the period ended June 30, 2001, such net payments paid by the Trust amounted to $9,349. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and realized gains recorded by the Trust for financial reporting

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements--(Unaudited)
June 30, 2001
--------------------------------------------------------------------------------

purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest.

Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3. Investment Advisory Agreement and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. During the period ended June 30, 2001, the Advisor earned $713,073 in investment advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Trust's Custodian. The Administrator and Sub-Administrator perform certain administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor/Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the period ended June 30, 2001 were $10,513,568 and $33,641,393, respectively. Purchases and sales of U.S. Government securities, for the period ended June 30, 2001 were $0 and $469,759, respectively. For purposes of this note, U.S. Government securities may include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

At June 30, 2001, the cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

      Aggregate cost .............................   $357,011,281
                                                     ============
      Gross unrealized appreciation ..............   $  5,700,377
      Gross unrealized depreciation ..............   $     (4,423)
                                                     ------------
      Net unrealized appreciation ................   $  5,695,954
                                                     ============

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements--(Unaudited)
June 30, 2001
--------------------------------------------------------------------------------

5. Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At June 30, 2001, the Trust had the following reverse repurchase agreements outstanding:

    Face Value                                                         Description                         Maturity Amount
 ------------------    ---------------------------------------------------------------------------        -----------------
$        13,146,000   Bear Stearns, 3.97%, dated 6/13/01, maturity date 7/12/01 ..................        $      13,188,042
         18,821,000   Morgan Stanley Dean Witter, 3.81%, dated 6/28/01, maturity date 8/13/01 ....               18,912,627
          3,157,000   Morgan Stanley Dean Witter, 3.96%, dated 6/21/01, maturity date 7/3/01 .....                3,161,167
                                                                                                          -----------------
                         Maturity Amount, Including Interest Payable..............................        $       35,261,836
                                                                                                          ------------------
                         Market Value of Assets Sold Under Agreements.............................        $       36,266,949
                                                                                                          ------------------
                         Weighted Average Interest Rate...........................................                     3.88%
                                                                                                          ------------------


The average daily balance of reverse repurchase agreements outstanding during the period ended June 30, 2001 was approximately $43,843,521 at a weighted average interest rate of 5.23%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $76,682,221 as of January 8, 2001, which was 21.19% of total assets.

6. Capital Stock

At June 30, 2001, there were 75 million shares of $0.01 par value common stock authorized. Of the 30,446,839 shares outstanding at June 30, 2001, the Advisor owned 10,639 shares.

The Trust has in effect a stock repurchase program, whereby an amount of up to 25% of the original outstanding common stock, or approximately 9.1 million of the Trust's shares are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of June 30, 2001 5,863,800 shares have been repurchased pursuant to this program at a cost of $44,701,319 and an average discount of 11.48% from its net asset value. During the period ended June 30, 2001, no shares were repurchased. During the year ended December 31, 2000, no shares were repurchased. All shares repurchased either have been or will be retired.

7. Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements--(Unaudited)
June 30, 2001
--------------------------------------------------------------------------------

As of June 30, 2001, the following futures contracts were outstanding:

                                                                                                        Unrealized
                                                                                        Value at       Appreciation/
    Notional Amount           Type          Expiration Date    Value at Trade Date    June 30, 2001   (Depreciation)
    ---------------    ------------------   ---------------    -------------------    -------------   --------------
    Long:
      $26,250,000      90 Day Euro Dollar    September 2002        $24,700,359         $24,881,062       $180,703
       12,500,000      90 Day Euro Dollar      June 2002            11,840,380          11,888,126         47,746
        6,250,000      90 Day Euro Dollar      March 2002            5,968,000           5,968,750            750
    Short:
      $40,000,000      90 Day Euro Dollar    December 2002         $37,715,661         $37,774,000       $(58,339)
       27,500,000      90 Day Euro Dollar      March 2003           25,922,415          25,920,125          2,290
       17,500,000      90 Day Euro Dollar      June 2003            16,480,469          16,454,375         26,094
        7,500,000      90 Day Euro Dollar    September 2003          7,049,022           7,039,500          9,522
        7,500,000      90 Day Euro Dollar    December 2003           7,040,022           7,026,000         14,022
                                                                                                     ------------
                                                                                                         $222,788
                                                                                                     =============

There was no written option activity for the period ended June 30, 2001.

8. Subsequent Events

The Trust's Board of Directors declared the following regular monthly dividend:


             Dividend     Record    Payable
             Per Share     Date      Date
             ---------   -------    -------

              $0.008     7/17/01    7/26/01

-------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

-------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Corp. (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

-------------------------------------------------------------------------------

                           PROXY RESULTS (unaudited)

-------------------------------------------------------------------------------

During the six months ended June 30, 2001, Hyperion 2002 Term Trust, Inc. shareholders voted on the following proposals at a shareholders' meeting on May 14, 2001. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Shares Voted      Shares Voted
                                                                                                       For        Without Authority
-----------------------------------------------------------------------------------------------------------------------------------
1. To elect to the Trust's Board of Directors:                                  Rodman L. Drake     28,833,435         193,266
                                                                               Andrew M. Carter     28,811,224         215,477
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted      Shares Voted      Shares Voted
                                                                                      For            Against           Abstain
-----------------------------------------------------------------------------------------------------------------------------------
2. To select PricewaterhouseCoopers LLP as the independent
   accountants:                                                                   28,846,417           100,186          80,098
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISOR AND ADMINISTRATOR          TRANSFER AGENT
HYPERION CAPITAL MANAGEMENT, INC.             BOSTON EQUISERVE L.P.
One Liberty Plaza                             Investor Relations Department
165 Broadway, 36th Floor                      P.O. Box 8200
New York, New York 10006-1404                 Boston, Massachusetts 02266-8200
For General Information about the Trust:      For Shareholder Services:
(800) HYPERION                                (800) 426-5523

SUB-ADMINISTRATOR                             INDEPENDENT ACCOUNTANTS
STATE STREET CORP.                            PRICEWATERHOUSECOOPERS LLP
225 Franklin Street                           1177 Avenue of the Americas
Boston, Massachusetts 02116                   New York, New York 10036

CUSTODIAN AND FUND ACCOUNTING AGENT           LEGAL COUNSEL
STATE STREET CORP.                            SULLIVAN & WORCESTER LLP
225 Franklin Street                           1025 Connecticut Avenue, N.W.
Boston, Massachusetts 02116                   Washington, D.C. 20036


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares of beneficial interest in the open market at prevailing market prices.

--------------------------------------------------------------------------------

Officers and Directors

--------------------------------------------------------------------------------

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members


[LOGO]

The accompanying financial
statements as of June 30,
2001 were not audited and,
accordingly, no opinion is
expressed on them.

This Report is for
shareholder information. This
is not a prospectus intended
for use in the purchase or
sale of Trust Shares.

   Hyperion 2002 Term Trust,
             Inc.
       One Liberty Plaza
   165 Broadway, 36th Floor
    New York, NY 10006-1404